SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2011

CAPE BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-33934 (Commission File Number)	26-1294270 (I.R.S. Employer Identification No.)

225 North Main Street, Cape May Courthouse, New Jersey 08210
 (Address of principal executive offices)

(609) 465-5600
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 21, 2011, director Louis H. Griesbach, Jr. announced that he will be resigning from the Board of Directors of Cape Bancorp, Inc. (the “Registrant”) effective as of the Registrant’s 2011 Annual Meeting. There have been no disagreements between director Griesbach and the Registrant on any matter relating to the Registrant’s operations, policies or practices.

Effective as of the date of the Registrant’s 2011 Annual Meeting, the number of members comprising the Registrant’s Board of Directors will be reduced from twelve to eleven.

Item 9.01.              Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None
(b)	Pro Forma Financial Information: None
(c)	Shell company transactions: None
(d)	Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPE BANCORP, INC.

Date: February 23, 2011	By: /s/ Michael D. Devlin
Michael D. Devlin
Chief Executive Officer and President
(Duly Authorized Representative)